Acquisitions (Tables)	12 Months Ended
Dec. 31, 2011
Acquisitions [Abstract]
Acquisition of the six shopping centers

The Company accounted for the acquisition of assets utilizing the purchase method of accounting. The acquisition of the six shopping centers was allocated as follows (in thousands):

Land	$73,415
Buildings	183,068
Tenant improvements	3,678
Intangible assets	35,046

295,207
Less: Mortgage debt assumed	(173,013)
Less: Below-market leases (1)	(14,300)

Net assets acquired	$107,894

(1)	Below-market leases will be amortized over a weighted-average life of 16.5 years.

Intangible assets recorded in connection with the acquisitions

Intangible assets recorded in connection with the above acquisitions included the following (in thousands) (Note 5):

		Weighted Average Amortization Period (in Years)
In-place leases (including lease origination costs and fair market value of leases) (1)	$18,069	5.0
Tenant relations	16,977	9.6

Total intangible assets acquired	$35,046

(1)	Includes above-market value of leases of approximately $1.4 million.

Unaudited supplement pro forma operating data

	For the Years Ended December 31, (Unaudited)
	2011	2010
Pro forma revenues	$769,323	$770,691

Pro forma loss from continuing operations	$(33,573)	$(144,698)

Pro forma loss from discontinued operations	$(18,961)	$(87,654)

Pro forma net loss attributable to DDR common shareholders	$(79,901)	$(234,940)

Per share data:
Basic earnings per share data:
Loss from continuing operations attributable to DDR common shareholders	$(0.23)	$(0.71)
Loss from discontinued operations attributable to DDR common shareholders	(0.07)	(0.25)

Net loss attributable to DDR common shareholders	$(0.30)	$(0.96)

Diluted earnings per share data:
Loss from continuing operations attributable to DDR common shareholders	$(0.31)	$(0.71)
Loss from discontinued operations attributable to DDR common shareholders	(0.07)	(0.25)

Net loss attributable to DDR common shareholders	$(0.38)	$(0.96)